SUPPLEMENT DATED NOVEMBER 9, 1998
                       TO PROSPECTUS DATED MAY 1, 1998 FOR

                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


                             VARIABLE UNIVERSAL LIFE



The purpose of this supplement is to reduce the minimum basic insurance amount that can be applied for from $250,000 to $100,000. Therefore, the second sentence in the REQUIREMENTS FOR ISSUANCE OF A CONTRACT section on page 10 is revised to read, "Currently, the minimum basic insurance amount that can be applied for is $100,000.









VUL-LWRFACE SUP Ed 11/98